Q3 2014 Conference Call November 17, 2014 Supplemental Materials Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements
Non-GAAP Disclosures
Forward-Looking & Other Cautionary Statements
The information in this presentation by Samson Resources Corporation (the “Company,” “we” or “our”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included in this presentation, other than statements of historical fact, may constitute forward-looking statements, including, but not limited to, statements or information regarding our future growth, results of operations, operational and financial performance, business prospects and opportunities and future events. Words such as, but not limited to, “anticipate,” “continue,” “estimate,” “expect,” “may,” “might,” “will,” “project,” “should,” “believe,” “intend,”
“continue,” “could,” “plan,” “predict,” “potential,” “goal,” “foresee” and negatives of these words and similar expressions are intended to identify forward-
looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance contained in this presentation are forward-looking statements.
All forward-looking statements involve risks and uncertainties. The occurrence of the events described and the achievement of the expected results depend on many events and assumptions, some or all of which are not predictable or within our control. Factors that may cause actual results to differ from expected results include, but are not limited to: (i) fluctuations in oil and natural gas prices; (ii) the uncertainty inherent in estimating our reserves, future net revenues and PV-10; (iii) the timing and amount of future production of oil and natural gas; (iv) cash flow and changes in the availability and cost of capital; (v) environmental, drilling and other operating risks, including liability claims as a result of our oil and natural gas operations; (vi) proved and unproved drilling locations and future drilling plans; (vii) the effects of existing and future laws and governmental regulations, including environmental, hydraulic fracturing and climate change regulation; (viii) restrictions contained in our debt agreements; (ix) our ability to generate sufficient cash to service our indebtedness; (x) our ability to make acquisitions and divestitures on favorable terms or at all; and (xi) any of the risk factors and other cautionary statements described in, including under the heading “Risk Factors,” the prospectus relating to the exchange offer of our senior notes, dated as of and filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 22, 2014, and in the other documents and reports we file from time to time with the Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on forward-looking statements. Should one or more of the risks or uncertainties referenced above occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Further, new factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.
Each forward-looking statement speaks only as of the date of this presentation, and, except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.
This presentation refers to certain non-GAAP financial measures. Definitions of these measures and reconciliation between U.S. GAAP and non-GAAP financial measures are included at the end of this presentation.

Current Strategy – Focus the Asset Base Core Assess Divest/Monetize Ft. Union Powder River Mid-Con East Texas Williston Arkoma San Juan Wamsutter 3 Targeted Acquisition (New Cores Areas)

Executing on the Strategy

Material Acquisitions
Bolt-On Acquisitions
Potential Material Divestitures Targeted Less Material Divestitures
Efforts ongoing
Focused on Eagle Ford and Permian Basin
PSA executed with Goodrich Petroleum (GDP)
to acquire Taylor producing properties and
acreage in Rusk County, Texas
Acquired additional 5,000 net acres in East
Texas (excluding GDP)
Williston – Data room process underway
Dry Gas Assets – San Juan, Wamsutter, and
Arkoma – exploring monetization
alternatives for assets
Total 2014 divestiture proceeds expected to
exceed $150 MM for FY 2014
$114 MM closed through 9/30

Deal Overview
(1)
Samson agreed to acquire 38,000 net acres from
Goodrich Petroleum
Substantial and contiguous acreage block directly
offsetting our Oakhill Field in Rusk County
98% operated with over 200 gross wells currently
producing
Expected to close on December 22
nd
Deal Statistics
Purchase Price
(2)
:  $61MM
$ per Proved Reserves:  $1.61
$ per Mcfe/d:  $4,800
Acreage:  Gross 41,000 / Net 38,000
Net Production
(3)
:  12.8 MMcfe/d (20% Liquids)
Proved Reserves
(4)
:  38 Bcfe
Net Resource Potential:  100+ Bcfe
East Texas – Bolt-On Acquisition
5
(1) The closing of the transaction is subject to certain customary terms and conditions
(2) Subject to certain customary purchase price adjustment provisions
(3) Three-stream production as of 10/15/2014
(4) SEC Pricing as of 9/30/2014
Acquisition Map – Overview
HARRISON
PANOLA
RUSK
GREGG
Texas
Oklahoma
Acquired Acreage

% Liquids Pro Forma
(2)
Total Company Pro Forma
(2)
Q3’14 Production Summary
6
(MMcfe/d)
(1) Reflects certain non-core assets located throughout the United States
(2) Excludes all divested production since 1/1/2013
Q1'14 Q2'14 Q3'14 9ME '14 9ME '13
West Division
Williston 23 24 29 25 25
Powder River 22 29 29 26 23
Greater Green River 56 64 51 57 80
San Juan 84 80 80 81 94
East Division
Mid-con West 84 84 73 80 95
Mid-con East 110 103 97 104 93
East Texas 148 157 169 158 176
Other
(1)
2 2 2 2 3
Total Company 529 543 530 533 589
516 531 525 524 556
30% 30% 30% 30% 29%

Bakken – Encouraging results from first operated
4-well pad on increased spacing with plug & perf
completion
PRB – Focused on drilling 2 mile Sussex laterals
and assessment of upside potential in Mowry and
Frontier
Ft. Union – 2014/2015 drilling program underway
with two rigs
Taylor – Strong results with five wells flowing to
sales with average IP30 of 6.5 MMcfe/d and D&C
of $7.9MM (7% Liquids
(2)
)
Mississippi Lime – Positive results with five wells
flowing to sales with average IP30 of 340 Boe/d
and D&C of $4.9MM (77% Liquids
(2)
)
Granite Wash – Two rigs running as of mid-
November set to test multiple horizons  through
single well pad drilling
7
Q3’14 Operations Update
First Sales Activity
YTD D&C by Business Unit
(1) Gross operated well count
(2) Two-stream
(3) Excludes Tubular oil and gas equipment, prepaid drilling costs and other
(1)
Total $429 MM
(3)
West Division
East Division
Williston
$53
PRB $129
GGR
$32
SJ $4
MCW
$40
MCE $81
ET $90
8
5
6
4
88
23
Q1'14 Q2'14 Q3'14 9ME'14
MC ET Williston GGR PRB SJ YTD
9
7
3
14
3
9
5
6

26
39

Q1'14 Q2'14 Q3'14 9ME'14
Production (MMcfe/d) 529 543 530 533
Realized Price ($/Mcfe) $5.67 $5.34 $5.61 $5.54
Operating Expenses ($/Mcfe)
LOE $0.95 $1.14 $1.12 $1.07
Production Tax $0.43 $0.44 $0.45 $0.44
Cash G&A $0.65 $0.58 $0.60 $0.61
Total $2.03 $2.16 $2.17 $2.12
Cash Operating Margin ($/Mcfe) $3.64 $3.18 $3.44 $3.42
Adjusted EBITDA ($MM) $175 $516
8
Q3’14 Financial & Operating Metrics
(1) Including realized derivatives
(2)
(3) Cash operating margin is a non-GAAP financial measure.  A description of cash operating margin is included at the end of this presentation and the calculation of the measure is provided above
(4) Adjusted EBITDA is a non-GAAP financial measure.  A reconciliation to its nearest GAAP financial measure is included at the end of this presentation
(2)
(3)
(4)
(1)
Income Statement G&A excluding stock-based G&A compensation expenses of $0.21, $0.19 and $0.24 per Mcfe for the three months ended March 31, June 30 and September 30, 2014, respectively, and $0.21 per Mcfe for the nine months ended September 30, 2014

Q1'14 Q2'14 Q3'14 9ME'14
Cash Flow From Operations $103 $157 $103 $363
Divestiture Proceeds $6 $48 $61 $114
Total $109 $205 $164 $477
Cash Capital Expenditures:
Drilling and Completion $131 $199 $121 $452
LGG, Facility & Other $7 $6 $11 $23
Capitalized Cash Interest & Internal Costs $131 $20 $109 $260
Total $269 $226 $241 $736
Free Cash Flow before Financing Activities ($160) ($20) ($78) ($258)
Net Debt $3,815
Liquidity $433
9
Q3’14 Financial Position & Liquidity
(1)
($MM)
(2)
Note:  Totals may not sum due to independent rounding
(3)
(1)
Includes Tubular oil and gas equipment, prepaid drilling costs and other
(2)
Reflects net cash provided by operating activities plus net cash used in investing activities
(3)
Long-term debt less cash and cash equivalents

As of November 12, 2014
(1) Volumes are rounded
(2) 2015 includes 20,000 MMBtu/d of Cal ’15 collars and 10,000 MMBtu/d of Q1’15 collars
(3) 2016 includes 30,000 MMBtu/d of natural gas collars to the extent our counterparty elects to exercise their collar options
Note:  2014 includes balance of the year only
Year Bbls/d
(1)
Swap Price
2014 15,000 $90.62
2015 3,500 $90.91
Year Bbls/d
(1)
Swap Price
2014 7,500 $35.42
2015 750 $37.07
Year MMBtu/d
(1)
Wtd Avg
Floor
2014 306,000 $4.15
2015
(2)
192,000 $4.05
2016
(3)
161,000 $4.04
2017 40,000 $3.92
NGL Swaps Oil Swaps
Natural Gas Swaps & Collars
Current Hedge Position

Non-GAAP Disclosures
Cash operating margin, EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA are non-GAAP financial measures. We believe that the presentation of these non-GAAP financial measures will provide useful information to investors in assessing our financial condition and results of operations.
Cash operating margin represents our average realized sales price per Mcfe, including the effect of realized derivatives,  less (i) lease operating expenses per Mcfe, (ii) production and ad valorem taxes per Mcfe and (iii) general and administrative expenses per Mcfe, excluding stock based compensation expenses. The per unit components of  cash operating margin are determined by dividing the applicable component by our total production on a natural gas equivalent basis. We believe that  cash operating margin is an important measure that can facilitate comparisons of our performance between periods and to the performance of our peer companies.
EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Adjusted EBITDA represents
EBITDA adjusted as applicable in the relevant period for select items specified in the credit agreement governing our revolving credit facility, including unrealized hedging losses (gains), non-cash stock compensation expenses, management and similar fees paid to our sponsors, costs associated with the preparation and implementation of certain public company compliance obligations, losses (gains) on non-ordinary course asset dispositions, ceiling test charges and certain unusual and non-recurring charges. We define Covenant Adjusted EBITDA as total Adjusted EBITDA less the Adjusted EBITDA attributable to any assets or businesses disposed of during the relevant period. We believe that the presentation of EBITDA, Adjusted EBITDA and
Covenant Adjusted EBITDA is important to provide management and investors with (i) additional information to evaluate our ability to service and comply with our debt obligations, adjusting for certain items required or permitted in calculating covenant compliance under the credit agreement governing our revolving credit facility, (ii) a supplemental indicator of the operational performance and value of our business, (iii) an additional criterion for evaluating our performance relative to peer companies and (iv) supplemental information about certain material non-cash and other items that may not continue at the same level in the future.
Net income (loss) is the GAAP financial measure most directly comparable to each of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA. Our non-
GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-GAAP financial measures has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable
GAAP financial measure. You should not consider these non-GAAP financial measures in isolation or as a substitute for analysis of our results as reported under GAAP. Because  cash operating margin, EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Management compensates for the limitations of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP financial measures, understanding the difference between the non-GAAP financial measures, on the one hand, and each of their respective most directly comparable GAAP financial measures, on the other hand, and incorporating this knowledge into its decision-making processes. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our financial condition and results of operations.
The following table presents reconciliations of EBITDA, Adjusted EBITDA and Covenant Adjusted EBITDA to net income (loss) for each of the periods indicated.

Q3 2014 Adjusted EBITDA Reconciliation
(1)
(2)
(3)
(4)
Note:  Calculated as of 9/30/14 with respect to Samson Resources Corporation and its consolidated subsidiaries by reference to the applicable terms of the credit agreement governing our revolving credit facility
Three Months Nine Months Twelve Months
Ended Ended Ended
September 30, 2014 September 30,2014 September 30, 2014
(dollars in thousands)
Net loss (261,813) $                     (470,657) $               (1,607,503) $
Interest expense, net 23,776 65,695 65,695
Benefit for income taxes (145,267) (260,862) (892,577)
122,711 370,244 542,490 $
EBITDA (260,593) $                     (295,580) $               (1,891,895) $
Adjustment for unrealized hedging gains (68,315) (45,399) (18,299)
Adjustment for non-cash stock compensation expense 11,206 34,835 44,244
5,513 16,538 21,788
Adjustment for fees paid for public company compliance 934 1,693 2,215
Loss on sale of other property and equipment 790 1,047 1,155
Provision to reduce carrying value of oil and gas properties 478,467 790,537 2,527,877
Unusual or non-recurring charges described in credit agreement 7,365 11,935 21,304
Adjusted EBITDA 175,367 $                      515,606 $                708,389 $
693,876 $                      Covenant Adjusted EBITDA
Adjustment for fees paid to co-investors
Depreciation, depletion and amortization
(1)
Includes depreciation, depletion and amortization of oil and gas properties and depreciation and amortization of other property and equipment and accretion of asset retirement obligations
(2)
Stock compensation expense recognized in earnings, net of capitalization
(3)
Quarterly management fee
(4)
Excludes sold Adjusted EBITDA of approximately $14.5 MM per the credit agreement governing our revolving credit facility.  Covenant Adjusted EBITDA measured on a rolling four-
quarters basis is used to determine our compliance with the financial performance covenant in the credit agreement governing our revolving credit facility